UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

MOBIX LABS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

MOBIX LABS, INC.

1 Venture Plaza, Suite 220

Irvine, California 92618

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 30, 2025

Dear Stockholders of Mobix Labs, Inc.:

You are cordially invited to attend a Special Meeting of Stockholders (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”) of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), which will be held on May 30, 2025 at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting virtually, please visit https://www.cstproxy.com/mobixlabs/sm2025. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. If you plan to attend the Special Meeting, please refer to the attendance and registration information in the accompanying proxy statement (the “Proxy Statement”).

The Special Meeting will be held for the purpose of voting upon the following three proposals (each of which is a “Proposal,” and collectively, the “Proposals”):

Proposal 1: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 4,876,860 shares of Class A Common Stock upon the exercise of outstanding common warrants issued pursuant to a Securities Purchase Agreement dated April 4, 2025 (the “Common Warrants”) and (ii) 682,760 shares of Class A Common Stock upon the exercise of outstanding common warrants issued to the placement agent in connection with the offering of the Common Warrants. For further information regarding Proposal 1, please refer to page 6 of this Proxy Statement (the “2025 Warrant Exercise Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1.

Proposal 2: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of our outstanding Series A Warrants and Series B Warrants (together the “Existing Warrants”). For further information regarding Proposal 2, please refer to page 9 of this Proxy Statement (the “Warrant Repricing Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

Proposal 3: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(c), the grants of restricted Class B Common Stock awards made outside of the Company’s 2023 Equity Incentive Plan to certain officers and directors of the Company, each pursuant to a separate award agreement. For further information regarding Proposal 3, please refer to page 10 of this Proxy Statement (the “Equity Grant Proposal”).

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 3.

Each Proposal is more fully described in the Proxy Statement accompanying this notice.

This Notice of Special Meeting, the accompanying Proxy Statement and the form of proxy are first being mailed on or about May 16, 2025 to stockholders of record as of May 6, 2025 (the “Record Date”). Only stockholders of record at the close of business on the Record Date may vote at the Special Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE ENCOURAGE YOU TO READ THE PROXY STATEMENT AND SUBMIT YOUR PROXY OR VOTE INSTRUCTIONS AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE VOTED IN ACCORDANCE WITH YOUR WISHES AND SO THAT THE PRESENCE OF A QUORUM MAY BE ASSURED.

You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. Signing and returning the proxy card or submitting your proxy by Internet in advance of the Special Meeting will not prevent you from voting at the Special Meeting if you attend virtually, but will ensure that your vote is counted if you are unable to attend the Special Meeting. Proxies forwarded by or for banks, brokers or other nominees should be returned as requested by them. We encourage you to vote promptly to ensure your vote is represented at the Special Meeting, regardless of whether you plan to attend the Special Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 30, 2025

The Notice of the Special Meeting and Proxy Statement are available at www.sec.gov and at https://www.cstproxy.com/mobixlabs/sm2025.

By Order of the Board of Directors

Keyvan Samini

President / CFO / Secretary

May 16, 2025

MOBIX LABS, INC.

1 Venture Plaza, Suite 220

Irvine, California 92618

SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON May 30, 2025

PROXY STATEMENT

INTRODUCTION

This proxy statement (this “Proxy Statement”) and the accompanying proxy card are being furnished to stockholders of Mobix Labs, Inc., a Delaware corporation (“Mobix Labs,” the “Company,” “our,” “us,” or “we”), in connection with the solicitation of proxies by our board of directors (the “Board”) for use at our Special Meeting of Stockholders to be held on May 30, 2025 (including any adjournment, postponement or rescheduling thereof, the “Special Meeting”). The Special Meeting will be held at 9:00 a.m. Pacific Time. The Special Meeting will be held in a virtual meeting format only, via live audio webcast. Stockholders will not be able to attend the Special Meeting in person. To attend the Special Meeting, please visit https://www.cstproxy.com/mobixlabs/sm2025. The live audio webcast will begin promptly at 9:00 a.m. Pacific Time, with online access beginning at 8:45 a.m. Pacific Time. You will be able to vote and submit questions online through the virtual meeting platform during the Special Meeting.

Only stockholders of record as of the close of business on May 6, 2025, the record date for determination of the stockholders entitled to vote at the Special Meeting (the “Record Date”), will be entitled to vote at the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING

Why is the Company holding a Special Meeting of Stockholders?

The Board has called this Special Meeting of our stockholders to vote on three proposals (each of which is a “Proposal,” and collectively, the “Proposals”).

Proposal 1: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 4,876,860 shares of Class A Common Stock upon the exercise of outstanding common warrants issued pursuant to a securities purchase agreement dated April 4, 2025 (the “Common Warrants”) and (ii) 682,760 shares of Class A Common Stock upon the exercise of outstanding common warrants issued to the placement agent in connection with the offering of the Common Warrants (the “Placement Agent Warrants”). For further information regarding Proposal 1, please refer to page 6 of this Proxy Statement (the “2025 Warrant Exercise Proposal” or “Proposal 1”).

Proposal 2: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of our outstanding Series A Warrants and Series B Warrants (together the “Existing Warrants”). For further information regarding Proposal 2, please refer to page 9 of this Proxy Statement (the “Warrant Repricing Proposal” or “Proposal 2”).

Proposal 3: Proposal to approve, in accordance with Nasdaq Listing Rule 5635(c), the grants of restricted Class B Common Stock awards made outside of the Company’s 2023 Equity Incentive Plan to certain founders, directors, and officer of the Company, each pursuant to a separate award agreement. For further information regarding Proposal 3, please refer to page 10 of this Proxy Statement (the “Equity Grant Proposal” or “Proposal 3”).

WE ENCOURAGE YOU TO RETURN YOUR PROXIES OR VOTING INSTRUCTIONS FOR THE SPECIAL MEETING TO ENSURE THAT YOUR VOTES ARE COUNTED ON EACH MATTER THAT IS BROUGHT TO A VOTE OF THE COMPANY’S STOCKHOLDERS.

When and where will the Special Meeting be held?

The Special Meeting will be held virtually on May 30, 2025 at 9:00 a.m. Pacific Time at https://www.cstproxy.com/mobixlabs/sm2025.

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Why am I receiving these materials?

You are receiving this Proxy Statement and the enclosed proxy card because the Board is soliciting your vote at the Special Meeting. This Proxy Statement summarizes material information with respect to the Special Meeting and the proposals being voted upon thereat. You may cast your vote over the Internet or by completing and mailing the proxy card by following the instructions on the enclosed proxy card. You do not need to attend the Special Meeting to vote your shares.

How can I attend the Special Meeting?

Stockholders as of the Record Date (or their authorized representatives) may attend, vote and submit questions virtually at the Special Meeting by logging in at https://www.cstproxy.com/mobixlabs/sm2025. To log in, stockholders (or their authorized representatives) will need the control number provided on their proxy card or voting instruction form. If you are not a stockholder or do not have a control number, you may still access the Special Meeting as a guest, but you will not be able to submit questions or vote at the Special Meeting.

The Special Meeting will begin promptly at 9:00 a.m. Pacific Time, on May 30, 2025. We encourage you to access the Special Meeting prior to the start time. Online access will open at 8:45 a.m. Pacific Time, and you should allow ample time to log in to the meeting webcast and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance.

What if I have technical difficulties or trouble accessing the virtual Special Meeting?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Special Meeting. If you encounter any difficulties accessing the virtual meeting during check-in or during the meeting, please call the technical support number that will be posted on the virtual stockholder meeting login page at https://www.cstproxy.com/mobixlabs/sm2025.

What proposals will be voted on at the Special Meeting? What is the Board’s voting recommendation?

At the Special Meeting, stockholders will be asked to consider the Proposals. THE BOARD RECOMMENDS VOTING “FOR” EACH OF THE PROPOSAL.

Will any other business not discussed in this Proxy Statement come before the Special Meeting?

No. Pursuant to the amended and restated bylaws of the Company (the “Bylaws”), any business transacted at any special meeting of stockholders will be limited to the purposes stated in the notice of the meeting.

What is the quorum requirement?

A quorum of stockholders is necessary to hold the Special Meeting and vote upon each of the Proposals. The presence, by virtual attendance, remote communication, if applicable, or represented by proxy duly authorized, of the holders of a majority in voting power of the then outstanding shares of capital stock of the Company entitled to vote at the meeting shall constitute a quorum for the transaction of business at the Special Meeting.

Your shares will be counted toward the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote online during the Special Meeting. Abstentions will be counted toward the quorum requirement.

If there is no quorum, the Special Meeting may be adjourned to another date by the holders of a majority of shares present by virtual attendance at the meeting or represented by proxy or by the chairperson of the meeting without any action by the stockholders to permit further solicitation of proxies.

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Who is entitled to vote and how many votes?

Each share of Class A Common Stock, $0.00001 par value per share (the “Class A Common Stock”), outstanding on the Record Date is entitled to one vote on all matters and each share of Class B Common Stock, $0.00001 par value per share (the “Class B Common Stock,” and together with Class A Common Stock, the “Common Stock”), is entitled to ten votes on all matters. Holders of Class A Common Stock and holders of Class B Common Stock will vote together on all proposals as a single class.

The Record Date for the Special Meeting is the close of business on May 6, 2025. As of the Record Date, 51,304,848 and 2,004,901 shares of Class A Common Stock and Class B Common Stock, respectively, were outstanding. Only holders of record of Common Stock as of the Record Date will be entitled to notice of, and to vote at, the Special Meeting.

How do I vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote electronically during the Special Meeting, vote by proxy using the enclosed proxy card or vote by proxy over the Internet by following the instructions on the enclosed proxy card. We urge you to vote by proxy, regardless of whether you plan to attend the Special Meeting, to ensure your vote is counted. You may still attend the Special Meeting and vote electronically during the meeting even if you have already voted by proxy.

●	To vote your shares electronically during the Special Meeting, follow the instructions above for participating in the Special Meeting. Join the Special Meeting as a “Stockholder” with your control number and click on the “Cast Your Vote” link on the meeting center website.

●	To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the Special Meeting, your shares will be voted as you direct.

●	To vote over the Internet, go to https://www.cstproxy.com/mobixlabs/sm2025 and follow the steps outlined to complete an electronic proxy card. You will be asked to provide the Company number and control number from the enclosed proxy card. Your vote must be received by 8:59 p.m. Pacific Time, on May 29, 2025 to be counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may vote over the Internet as instructed by your broker or bank. To vote your shares electronically during the Special Meeting, you must obtain a valid legal proxy from your broker, bank or other agent and register in advance by following the instructions above, join the Special Meeting as a “Stockholder” with your control number, and click on the “Cast Your Vote” link on the meeting center website. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How do I change my vote or revoke my proxy?

You may change your vote or revoke your proxy at any time before it is voted at the Special Meeting. If you are a stockholder of record, you may change your vote or revoke your proxy by:

●	delivering, to the attention of the Secretary at the address on the first page of this Proxy Statement, a written notice of revocation of your proxy;
●	delivering to us an authorized proxy bearing a later date (including a proxy over the Internet); or
●	attending the Special Meeting and voting electronically, as indicated above under “How do I vote?”. Attendance at the Special Meeting will not, by itself, revoke a proxy.

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If your shares are held in the name of a bank, broker or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a bank, broker or other nominee, and you decide to attend and vote at the Special Meeting, your vote at the Special Meeting will not be effective unless you present a legal proxy, issued in your name from the record holder (your bank, broker or other nominee).

If I vote in advance, can I still attend the Special Meeting?

Yes. You are encouraged to vote promptly by returning your signed proxy card by mail or, if applicable, by appointing a proxy to vote electronically via the Internet or by telephone so that your shares will be represented at the Special Meeting. However, returning your proxy card does not affect your right to attend the Special Meeting.

How many votes are required for the approval of each of the Proposals, and how will abstentions and broker non-votes be treated?

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Special Meeting, voting together as a single class, is required for the approval of each of the Proposals.

Abstentions

A stockholder may abstain from voting with respect to each item submitted for stockholder approval. Abstentions will be counted as present for purposes of determining the existence of a quorum. For each Proposal, abstentions will not be counted as votes cast and will have no effect on the vote.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares of Common Stock held in a fiduciary capacity (typically referred to as being held in “street name”), but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes. We believe that the Proposals in this Proxy Statement are non-routine proposals; therefore, your broker, bank or other agent will not be entitled to vote on the Proposals without your instructions. Broker non-votes will not be counted for purposes of determining the existence of a quorum or be counted as votes cast and will have no effect on the vote on each Proposal.

Can the Special Meeting be adjourned?

Our Bylaws provide that the chairperson of the Special Meeting may decide to adjourn the Special Meeting without any action by the stockholders as appropriate for the proper conduct of the meeting of stockholders. Additionally, the stockholders present by a majority in voting power may decide to adjourn the Special Meeting until a quorum has been obtained.

What is the deadline for submitting a proxy?

To ensure that proxies are received in time to be counted prior to the Special Meeting, proxies submitted by Internet or by telephone should be received by 8:59 p.m. Pacific Time on the day prior to the date of the Special Meeting, and proxies submitted by mail should be received by the close of business on the day prior to the date of the Special Meeting.

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What does it mean if I receive more than one proxy card from the Company?

If you hold your shares in more than one account, you will receive a proxy card for each account. To ensure that all of your shares are voted, please complete, sign, date and return a proxy card for each account or use the proxy card for each account to vote by Internet or by telephone. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote every proxy card that you receive.

Can I ask questions at the virtual Special Meeting?

Stockholders as of the Record Date who attend and participate in our virtual Special Meeting will have an opportunity to submit questions live via the Internet during a designated portion of the Special Meeting. To ensure the orderly conduct of the Special Meeting, we encourage you to submit questions in advance of the Special Meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to https://www.cstproxy.com/mobixlabs/sm2025 and logging in with your control number.

During the Special Meeting, we will spend up to 10 minutes answering stockholder questions that comply with the meeting rules of procedure. The rules of procedure, including the topics and types of questions that will be accepted, will be posted on the Special Meeting website during the Special Meeting. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Stockholders must have available their control number provided on their proxy card to ask questions during the Special Meeting.

Only questions pertinent to meeting matters will be answered during the meeting, subject to time constraints, and in accordance with our rules of conduct for the Special Meeting.

How do I ask questions during the Special Meeting?

If you are a stockholder of record, or a beneficial owner who registered in advance by following the instructions above, you can join the Special Meeting as a “Stockholder” with your control number and may submit questions during the Special Meeting at https://www.cstproxy.com/mobixlabs/sm2025. We also encourage you to submit questions in advance of the meeting until 8:59 p.m. Pacific Time the day before the Special Meeting by going to https://www.cstproxy.com/mobixlabs/sm2025 and logging in with your control number.

Will a stockholder list be available for inspection?

A list of stockholders entitled to vote at the Special Meeting will be available for inspection by stockholders for any purpose germane to the Special Meeting for 10 business days prior to the Special Meeting at Mobix Labs, Inc., 1 Venture Plaza, Suite 220, Irvine, CA 92618, between the hours of 9:00 a.m. and 5:00 p.m. Pacific Time. The stockholder list will also be available to stockholders of record for examination during the Special Meeting at https://www.cstproxy.com/mobixlabs/sm2025. You will need the control number included on your proxy card or otherwise provided by your bank, broker or other nominee.

How can I find out the results of the voting at the Special Meeting?

We will report the voting results of the Special Meeting in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days following the Special Meeting, a copy of which will also be available on our website at https://investors.mobixlabs.com/.

Whom can I contact for further information?

If you have any questions, please contact Investor Relations at investors@mobixlabs.com or 1-949-888-8088.

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PROPOSAL 1: APPROVAL OF THE 2025 WARRANT EXERCISE PROPOSAL

The Company is asking stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the issuance of up to (i) 4,876,860 shares of Class A Common Stock upon the exercise of the outstanding Common Warrants and (ii) 682,760 shares of Class A Common Stock upon the exercise of the Placement Agent Warrants.

Background

On April 4, 2025, the Company entered into a securities purchase agreement (the “Purchase Agreement”) with an institutional accredited investor. Pursuant to the Purchase Agreement, on April 7, 2025, the Company issued 3,850,000 shares (the “Shares”) of Class A Common Stock and a pre-funded warrant to purchase up to 1,026,860 shares of Class A Common Stock (“Pre-Funded Warrant,” and the shares issuable upon exercise thereof, the “Pre-Funded Warrant Shares”) in a registered direct offering priced at-the-market under Nasdaq rules (the “Registered Direct Offering”). The public offering price for each Share was $0.8202 and the public offering price for each Pre-Funded Warrant was $0.8201. In addition, in a concurrent private placement (together with the Registered Direct Offering, the “April 2025 Offering”), the Company issued to the purchaser unregistered Common Warrants to purchase in the aggregate up to 4,876,860 shares of Class A Common Stock (the “Common Warrant Shares”). The net proceeds to the Company from the April 2025 Offering were approximately $3.2 million after payment of the placement agent’s fees and expenses. The Company intends to use the net proceeds from the April 2025 Offering for working capital and other general corporate purposes.

The Pre-Funded Warrant has an exercise price of $0.0001 per share, is exercisable immediately and may be exercised at any time until exercised in full. The Common Warrants have an exercise price of $0.8202 per share, are exercisable upon the receipt of stockholder approval of Proposal 1 and will expire five years from the date of such stockholder approval. The purchaser will not have the right to exercise any portion of the Common Warrants or the Pre-Funded Warrant if the purchaser (together with its affiliates) would beneficially own in excess of 4.99% (or, at the election of the purchaser, 9.99%) of the number of shares of Class A Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Common Warrants or the Pre-Funded Warrant.

In connection with the April 2025 Offering, the Company entered into a placement agency agreement (the “Placement Agency Agreement”) with Roth Capital Partners, LLC (the “Placement Agent”). Pursuant to the Placement Agency Agreement, the Company issued the Placement Agent Warrants to the Placement Agent or its designees to purchase up to 682,760 shares of Class A Common Stock (the “Placement Agent Shares”) (which represented 7.0% of the sum of the aggregate number of Shares, the Pre-Funded Warrant Shares and the Common Warrant Shares). These warrants have an exercise price of $0.8202 per share, become exercisable upon the receipt of stockholder approval of Proposal 1, will expire on April 4, 2030, and are not transferable for 180 days from the date of the Purchase Agreement, subject to certain exceptions under FINRA rules.

In the Purchase Agreement, the Company agreed, subject to certain exceptions, not to issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock or file any registration statement or prospectus, or any amendment or supplement thereto from the date of the Purchase Agreement until 60 days after the stockholder approval date, subject to certain exceptions. In addition, the Company has agreed not to effect or enter into an agreement to effect any issuance of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock involving a variable rate transaction (as defined in the Purchase Agreement) from the closing date of the April 2025 Offering (the “Closing”) until August 29, 2025, subject to certain exceptions.

The Board is not seeking the approval of our stockholders to authorize our entry into or consummation of the transactions contemplated by the Purchase Agreement and the Placement Agency Agreement, as the April 2025 Offering has already been completed, and the Common Warrants and Placement Agent Warrants have already been issued. We are only asking for approval to issue the Common Warrant Shares and Placement Warrant Shares upon exercise of the Common Warrants and Placement Agent Warrants.

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Rights and Limitations

We have agreed to file a resale registration statement with the SEC within 45 days of the date of the Purchase Agreement to register the resale of the Common Warrant Shares. We must use commercially reasonable efforts to have such registration statement declared effective by the SEC within 181 days following the Closing.

Reasons for Seeking Stockholder Approval

Our Class A Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

The Nasdaq 20% Rule. Nasdaq Listing Rule 5635(d) requires stockholder approval prior to the issuance of securities in connection with a transaction, other than a public offering, involving the sale, issuance or potential issuance by the company of common stock (or securities convertible into or exercisable for common stock), which alone or together with sales by officers, directors or substantial stockholders of the company, equals 20% or more of the common stock or 20% or more of the voting power outstanding before the issuance, in each case, at a price that is less than the “Minimum Price.” The Minimum Price is the lower of (1) the Nasdaq official closing price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement or (2) the average Nasdaq official closing price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement.

The Company is asking stockholders to approve the issuance of up to (i) 4,876,860 shares of Class A Common Stock issuable upon the exercise of the Common Warrants and (ii) 682,760 shares of Class A Common Stock issuable upon the exercise of the Placement Agent Warrants, because in the absence of stockholder approval, such issuance would result in the April 2025 Offering violating Nasdaq Listing Rule 5635(d).

We have agreed to use reasonable best efforts to hold a special meeting of stockholders seeking stockholder approval of the issuance of the Common Warrant Shares and Placement Agent Shares by June 6, 2025. If we do not obtain such stockholder approval at the Special Meeting, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the Common Warrants and Placement Agent Warrants are no longer outstanding.

Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d) and will satisfy our obligation to obtain stockholder approval under the Purchase Agreement.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 1 is not approved by our stockholders, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the Common Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Special Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The Common Warrants and the Placement Agent Warrants are not exercisable until we obtain stockholder approval. Thus, failure to obtain such approval will prevent the holders of the Common Warrants and the Placement Agent Warrants from exercising such warrants, and we will not be able to receive the exercise price for such warrants until we have obtained stockholder approval.

Potential Adverse Effects

If our stockholders vote to approve the issuance of the Common Warrant Shares and Placement Agent Shares, the issuances will not require any additional approval by our stockholders. The issuance of such Class A Common Stock will have a dilutive effect on current stockholders other than the holders that exercise such warrants, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Class A Common Stock. The issuance of such Class A Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Class A Common Stock to decline. The dilutive impact of the Common Warrant Shares and Placement Agent Shares issuance cannot be fully determined as of the date hereof as such Common Warrants and Placement Agent Warrants are only expected to be exercised if the market price of the Class A Common Stock is above the $0.8202 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the Common Warrants and Placement Agent Warrants.

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Factors Considered by the Board in its Recommendation

After careful consideration at the time of the April 2025 Offering, our Board determined that the April 2025 Offering was in the best interest of the Company in light of the Company’s cash and funding requirements.

After further careful consideration, including of the Company’s current cash and funding requirements, our Board determined to recommend that our stockholders approve the issuance of Class A Common Stock upon the exercise of the Common Warrants and Placement Agent Warrants.

We currently intend to use the proceeds from such exercises for working capital and other general corporate purposes. However, we cannot predict when and in what amounts or if the Common Warrants or Placement Agent Warrants will be exercised by payments of cash, and it is possible that the Common Warrants or Placement Agent Warrants may expire and never be exercised, in which case we would not receive any cash proceeds.

Required Vote

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of the 2025 Warrant Exercise Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 1

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PROPOSAL 2: APPROVAL OF THE WARRANT REPRICING PROPOSAL

The Company is asking stockholders to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of the Existing Warrants.

Background

As previously disclosed in Proposal 1, on April 4, 2025, we entered into a Purchase Agreement with the purchaser in which we sold, and the purchaser purchased, in connection with the April 2025 Offering, the Shares, Pre-Funded Warrant and Common Warrants.

In connection with the April 2025 Offering, the Company also amended the Existing Warrants that were previously issued by the Company to the purchaser on July 24, 2024, to purchase up to an aggregate of 5,755,396 shares of Class A Common Stock, to reduce the exercise price from $1.39 per share to $0.8202 per share. The Company also extended the term of the Series B warrants from January 3, 2026 to April 3, 2026. The Existing Warrants will be immediately exercisable upon the receipt of stockholder approval.

Reasons for Seeking Stockholder Approval

Since the Existing Warrants previously received stockholder approval for the issuance of up to 5,755,396 shares of Class A Common Stock at an exercise price of $1.39 per share, stockholder approval is again required under Nasdaq Listing Rule 5635(d) to permit the issuance of shares of Class A Common Stock upon exercise of the Existing Warrants at the lower exercise price of $0.8202.

Stockholder approval of this Proposal 2 will constitute stockholder approval for purposes of Nasdaq Listing Rule 5635(d).

Potential Adverse Effects

If our stockholders vote to approve the repricing of the Existing Warrants, the issuance of shares of Class A Common Stock upon exercise of the Existing Warrants at the lower exercise price will not require any additional approval by our stockholders. The issuance of such Class A Common Stock will have a dilutive effect on current stockholders other than the holders that exercise such warrants, in that the percentage ownership of the Company held by such other current stockholders will decline as a result of the issuance of such Class A Common Stock. The issuance of such Class A Common Stock will also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause prevailing market prices for our Class A Common Stock to decline. The dilutive impact of the issuance of Class A Common Stock upon exercise of the Existing Warrants cannot be fully determined as of the date hereof as the Existing Warrants are only expected to be exercised if the market price of the Class A Common Stock is above the $0.8202 exercise price thereof, and the timing and market price at the time of exercise will not be known until the applicable date of exercise of the Existing Warrants.

Consequences for Failing to Obtain Stockholder Approval

In the event that this Proposal 2 is not approved by our stockholders, we are obligated to call a meeting every 60 days thereafter to seek such stockholder approval until the earlier of the date on which such stockholder approval is obtained or the Existing Warrants are no longer outstanding. Such requirement to include such proposal potentially multiple times after this Special Meeting imposes significant costs on us, including legal and accounting costs, and diversion of management attention.

The Existing Warrants are not exercisable at the reduced exercise price until we obtain stockholder approval. Thus, failure to obtain such approval will prevent holders of the Existing Warrants from exercising at the reduced price, and we will not be able to receive the exercise price for such Existing Warrants until we have obtained stockholder approval.

Factors Considered by the Board in its Recommendation

After careful consideration, including of the Company’s current cash and funding requirements, our Board determined to recommend that our stockholders approve the Warrant Repricing Proposal.

Required Vote

The affirmative vote of a majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, present by virtual attendance or represented by proxy at the Special Meeting is required for the approval of the Warrant Repricing Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” PROPOSAL 2.

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PROPOSAL 3: APPROVAL OF THE EQUITY GRANT PROPOSAL

The Company is asking stockholders to approve, in accordance with Nasdaq Listing Rule 5635(c), the grants of restricted Class B Common Stock awards (“RSAs”) made outside of the Company’s 2023 Equity Incentive Plan to certain founders, directors, and an officer of the Company, each pursuant to a separate award agreement.

Background

In recognition of certain founders, directors, and officer’s recent fundraising efforts, including the April 2025 Offering, described above in Proposal 1, the Compensation Committee of the Board (the “Compensation Committee”) and the Board approved grants of RSAs to each of Mr. Samini, Mr. Peterson, and Mr. Goerner. These grants were made outside of the 2023 Equity Incentive Plan and are subject to stockholder approval.

New Plan Benefit Table

Name	Position / Title	Dollar Value ($)(1)	Number of Units
Keyvan Samini	President / CFO / Secretary	722,693	915,033
James Peterson	Non-employee Director	722,693	915,033
Frederick Goerner	Non-employee Director	722,693	915,033
Executive Group(2)		722,693	915,033
Non-Executive Director Group(3)		1,445,386	1,830,066
Non-Executive Officer Employee Group		-	-

(1)	Estimated based on the closing price of $0.7898 for our Class A Common Stock on the Nasdaq Capital Market on May 12, 2025.

(2)	Consists of Keyvan Samini.

(3)	Consists of James Peterson and Frederick Goerner.

Name	Current Total Voting Power	Total Voting Power if Proposal Receives Stockholder Approval	Number of Shares of Class B Common Stock if Approved
Keyvan Samini	6.2%	13.8%	1,040,033
James Peterson	24.6%	27.0%	2,364,308
Frederick Goerner	5.1%	12.9%	1,132,424

Subject to obtaining stockholder approval of Proposal 3, each of the foregoing grants will be made pursuant to a separate award agreement between the recipient and the Company. The holders of Class B Common Stock are entitled to ten votes for each share of Class B Common Stock. Holders of Class B Common Stock may elect at any time to convert such outstanding share of Class B Common Stock into one share of Class A Common Stock. Shares of Class B Common Stock are also subject to automatic conversion into shares of Class A Common Stock upon the occurrence of certain events or, if not previously converted, upon the seventh anniversary of the consummation of the merger with Chavant Capital Acquisition Corp. The RSAs will vest over five years as follows: (i) 10% of the RSAs will vest on the first anniversary of the award date and (ii) the remaining 90% will vest in equal quarterly installments over the remaining 48 months.

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Reasons for Seeking Stockholder Approval

Our Class A Common Stock is currently listed on the Nasdaq Capital Market and, as such, we are subject to the Nasdaq Listing Rules.

Nasdaq Listing Rule 5635(c) requires stockholder approval prior to the issuance of securities when an equity compensation arrangement is made or materially amended, pursuant to which stock may be acquired by officers, directors, employees or consultants, subject to certain exceptions outlined in such rule.

Stockholder approval of this Proposal 3 will constitute stockholder approval for purpose of Nasdaq Listing Rule 5635(c).

Potential Adverse Effects

If our stockholders vote to approve the grant of RSAs, such issuance will have a dilutive effect on current stockholders other than the recipients of the RSAs. The issuance of such RSAs will also have a dilutive effect on book value per share and any future earnings per share.

Holders of Class B Common Stock are entitled to ten votes for each share of Class B Common Stock held of record by such holder on all matters to be voted on by stockholders except as otherwise required by applicable law or the rules or regulations of any stock exchange applicable to Mobix Labs or by or pursuant to the Charter. As such, the difference in voting rights could adversely affect the value of our Class A Common Stock by, for example, delaying or deferring a change of control or if investors view, or any potential future purchaser of our company views, the superior voting rights of the Class B Common Stock to have value. Because of the ten-to-one voting ratio between our Class B Common Stock and Class A Common Stock, the holders of our Class B Common Stock collectively possess a significant amount of voting power of our common stock.

Vote Required

The affirmative vote of a majority of votes cast by the holders of Class A Common Stock and Class B Common Stock present by virtual attendance or represented by proxy at the Special Meeting, voting together as a single class, is required for the approval of the Equity Grant Proposal.

Board Recommendation

THE BOARD RECOMMENDS VOTING “FOR” THE EQUITY GRANT PROPOSAL.

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EXECUTIVE COMPENSATION

The following tables and accompanying narrative set forth information about the compensation for our fiscal year ended as of September 30, 2024 and 2023 provided to our principal executive officer and the other executive officers (other than the principal executive officer) who were serving as executive officers as of September 30, 2024. These individuals, and who are referred to in this section as “named executive officers,” and their positions were as follows:

●	Fabrizio Battaglia: Chief Executive Officer and Director. On April 10, 2025 Mr. Battaglia stepped down from his role as CEO while on sick leave.

●	Keyvan Samini: President, Chief Financial Officer and Director

●	James Aralis: Chief Technology Officer

Summary Compensation Table

The following table sets forth information concerning the compensation of the named executive officers for the fiscal years ended September 30, 2024 and September 30, 2023.

		Salary	Bonus	Stock Awards	Option Awards	All Other Compensation	Total
Name and Principal Position	Year	($)(1)	($)	($)	($)(2)	($)(3)	($)
Fabrizio Battaglia	2024	509,012	450,000	—	—	321,203	1,280,215
Chief Executive Officer and Director	2023	390,000	—	—	—	13,050	403,050
Keyvan Samini	2024	469,857	450,000	—	—	321,188	1,241,045
President and Chief Financial Officer	2023	360,000	—	—	—	11,250	371,250
James Aralis	2024	161,000	—	—	—	11,250	172,250
Chief Technology Officer	2023	192,000	—	—	769	—	192,769

(1)	Amounts in 2024 include $119,012 for Mr. Battaglia and $109,857 for Mr. Samini for cash paid in lieu of accrued vacation.

(2)	Amounts reflect the aggregate grant-date fair value of options granted pursuant to the 2020 Key Employee Equity Incentive Plan, as discussed below, computed in accordance with ASC Topic 718, rather than the amounts paid to or realized by the named executive officers. Pursuant to SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions. We provide information regarding the assumptions used to calculate the value of all option awards made to named executive officers in Note 18 to our audited financial statements for the year ended September 30, 2024 included in Annual Report on Form 10-K filed with the SEC on December 26, 2024.

(3)	In fiscal 2023, for Messrs. Battaglia and Samini, includes auto and mobile phone allowances. In fiscal 2024, for Messrs. Battaglia and Samini, includes reimbursement for the payment of taxes owed.

Narrative Disclosure to Summary Compensation Table

For the fiscal years ended September 30, 2024 and 2023, the compensation program for our named executive officers consisted of base salary, cash bonus, equity awards, and certain standard employee benefits.

Employment Agreements

Mr. Battaglia entered into an amended and restated executive employment agreement to serve as our Chief Executive Officer, effective as of September 5, 2020 (the “Battaglia Prior Employment Agreement”). Pursuant to the Battaglia Prior Employment Agreement, Mr. Battaglia was entitled to receive a base salary of $390,000 per year and was also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which would be in the discretion of the Board. Additionally, on August 11, 2020, Mr. Battaglia was granted stock options to purchase 323,529 shares of our common stock.

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In connection with the execution of the business combination agreement, dated November 15, 2022 (as amended, supplemented or otherwise modified, the “Business Combination Agreement”), by and among Chavant Capital Acquisition Corp. (“Chavant”), CLAY Merger Sub II, Inc., a Delaware corporation and newly formed, wholly-owned direct subsidiary of Chavant, and Mobix Labs, Inc. (“Legacy Mobix”), a Delaware corporation, on November 15, 2022, Mr. Battaglia entered into a binding Executive Employment Term Sheet, which amended the Battaglia Prior Employment Agreement. The Executive Employment Term Sheet was subsequently amended effective from March 26, 2023, the material terms of which are described below.

Mr. Samini entered into an amended and restated executive employment agreement to serve as our Chief Financial and Operating Officer, effective as of September 5, 2020 (the “Samini Prior Employment Agreement”). Pursuant to the Samini Prior Employment Agreement, Mr. Samini was entitled to receive a base salary of $360,000 per year and was also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. Additionally, on August 11, 2020, Mr. Samini was granted stock options to purchase 323,529 shares of common stock.

In connection with the execution of the Business Combination Agreement, on November 15, 2022, Mr. Samini entered into a binding Executive Employment Term Sheet, which amended the Samini Prior Employment Agreement. The Executive Employment Term Sheet was subsequently amended effective from March 26, 2023, the material terms of which are described below.

Mr. Aralis entered into an employment agreement with Mobix Labs to serve as its Chief Technology Officer, effective as of May 18, 2022 (the “Aralis Employment Agreement”). Pursuant to his employment agreement, Mr. Aralis was entitled to receive a base salary of $120,000 per year, which was based on one day per week, and any month which exceeded more than four days was compensated at a secondary rate of $2,000 per day.

The narrative below summarizes the payments and benefits that each named executive officer was eligible to receive on an annualized basis for the fiscal years ended September 30, 2024 and 2023 based on the Battaglia Prior Employment Agreement, the Samini Prior Employment Agreement and the Aralis Employment Agreement.

Base Salary

The base salary for each named executive officer was set at a level that is commensurate with the executive’s duties and authorities, contributions, prior experience and sustained performance. The annual base salary earned by the named executive officers for each of the fiscal years ended September 30, 2024 and 2023 is set forth in the summary compensation table above under the column heading “Salary.” Amounts in the “Salary” column for the fiscal year ended September 30, 2024 also include $119,012 for each of Messrs Battaglia and Samini for cash paid in lieu of accrued vacation.

Bonus

In fiscal 2024, the Compensation Committee approved a bonus to each of Messrs. Battaglia and Samini in recognition of their efforts in connection with the completion of the Merger, which amount is set forth in the summary compensation table above under the column heading “Bonus.”

Equity Compensation

Although we do not have a formal policy with respect to the grant of equity incentive awards to our executive officers, we believe that equity grants provide our executives with a strong link to our long-term performance, create an ownership culture and help to align the interests of our executives and our stockholders. In addition, we believe that equity grants promote executive retention because they incentivize executive officers to remain in our employment during the vesting period. Accordingly, our Board periodically reviews the equity incentive compensation of our named executive officers and grant equity incentive awards to them from time to time. On May 5, 2022, the following RSUs were granted to the following directors and executive officers: (i) James Peterson in the amount of 1,000,000 RSUs; (ii) Frederick Goerner in the amount of 1,000,000 RSUs; (iii) Fabrizio Battaglia in the amount of 2,000,000 RSUs; and (iv) Keyvan Samini in the amount of 2,000,000 RSUs. These RSUs originally vested upon the satisfaction of both time-based vesting requirements and performance conditions. These RSUs were amended on November 15, 2022 to provide for a three-year vesting schedule, with one-third of the total RSUs vesting on each anniversary of the closing of the Merger (the “Closing”). These RSUs were subsequently cancelled, effective March 26, 2023. As discussed below under “Post-Closing Executive Compensation” and “Director Compensation,” in exchange, Messrs. Peterson, Goerner, Battaglia and Samini received a commitment from us to issue one-half of that number of RSUs over three years, beginning on the first anniversary of the Closing, referred to as “Post-Closing RSUs.”

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Benefits and Perquisites

In the fiscal years ended September 30, 2024 and 2023, we provided benefits to our named executive officers on the same basis as provided to all of its employees, including medical, dental, vision, life and AD&D, and short- and long-term disability insurance, vacation and paid holidays. The named executive officers are also eligible to participate in our 401(k) plan.

Outstanding Equity Awards at 2024 Fiscal Year-End

The following table presents, for each of our named executive officers, information regarding outstanding equity awards as of September 30, 2024.

	Option Awards
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price	Option Expiration Date
Fabrizio Battaglia	August 11, 2020	205,882	(1)			$0.17	8/11/2030
	August 11, 2020	117,647	(2)			$0.17	8/11/2030
	May 5, 2022
Keyvan Samini	August 11, 2020	205,882	(1)			$0.17	8/11/2030
	August 11, 2020	117,647	(2)			$0.17	8/11/2030
	May 5, 2022
James Aralis	May 1, 2022	10,000	(3)			$6.84	4/4/2032
	May 15, 2022	8,889		17,778	(4)	$6.84	4/4/2032
	April 15, 2023			183	(5)	$6.84	4/4/2032

Note: The numbers of shares in the table above have been adjusted to give effect to the 1:17 reverse stock split on February 5, 2021.

(1)	This option covering 205,882 shares of Class A Common Stock was granted under the 2020 Key Employee Equity Incentive Plan. This option is subject to a 14-month vesting schedule, with 10% of the total shares vesting on January 15, 2021, and 10% of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.

(2)	This option covering 117,647 shares of Class A Common Stock was granted under the 2020 Key Employee Equity Incentive Plan. This option is subject to a 14-month vesting schedule, with 10% of the total shares vesting on January 15, 2021, and 10% of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.

(3)	This option covering 10,000 shares of Class A Common Stock was granted under the 2022 Incentive Compensation Plan. This option is subject to a one-year vesting schedule, with 40% of the total shares vesting immediately, and 5% of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.

(4)	This option covering 26,667 shares of Class A Common Stock was granted on May 18, 2022 under the 2022 Incentive Compensation Plan. This option is subject to a four-year vesting schedule, with one-fourth of the total shares vesting on the annual anniversary of May 18, 2022, and 1/48th of the total shares vesting on each monthly anniversary thereafter, subject to the holder’s continuous service through each vesting date.

(5)	This option covering 183 shares of Class A Common Stock was granted on April 15, 2023 under the 2022 Incentive Compensation Plan. This option is subject to vest upon a change of control or 12 months from the date of grant if the Merger was not consummated.

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Post-Closing Executive Compensation.

Employment Arrangements for our Chief Executive Officer and President and Chief Financial Officer

Fabrizio Battaglia

We are a party to an Employment Term Sheet with Mr. Battaglia, pursuant to which he serves as our Chief Executive Officer with an initial term of two years, effective November 15, 2022, which will automatically renew for additional consecutive one-year terms unless either party provides the other party with 180 days’ notice of the intent not to renew prior to the expiration of the applicable terms.

Under his Employment Term Sheet, Mr. Battaglia is entitled to receive a base salary of $390,000 per year and is also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. In addition, Mr. Battaglia will be granted, on the first, second and third anniversaries of December 21, 2023, RSUs with respect to 333,333 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to Mobix Labs through the applicable grant dates and vesting dates. The RSUs will become fully vested in the event of a change of control, or if Mr. Battaglia’s employment is terminated either without cause or by him for Good Reason (as defined in the Employment Term Sheet).

If we terminate Mr. Battaglia’s employment without cause, or Mr. Battaglia resigns for Good Reason, Mr. Battaglia is entitled to (i) two times the amount of his base compensation and two times the amount of the target bonus amount in which termination occurs, payable in equal installments over 24 months, and (ii) subject to Mr. Battaglia’s election of COBRA continuation coverage, reimbursement for up to 24 months of subsidized COBRA benefits or if earlier, on the date on which he becomes covered under another group health plan. However, if we terminate Mr. Battaglia’s employment without cause, or Mr. Battaglia resigns for Good Reason during the period commencing 60 days prior to and ending 12 months following a change in control, the severance amount described immediately above shall be increased to three times (and paid in a lump sum payment), and the COBRA reimbursement will increase to 36 months.

Keyvan Samini

We are a party to an Employment Term Sheet with Mr. Samini, pursuant to which he serves as our President, and Chief Financial Officer with an initial term of two years, effective November 15, 2022, which will automatically renew for additional consecutive one-year terms unless either party provides the other party with 180 days’ notice of the intent not to renew prior to the expiration of the applicable terms.

Under his Employment Term Sheet, Mr. Samini is entitled to receive a base salary of $360,000 per year and is also eligible to receive performance-based cash bonuses up to 100% of his base salary, the amount and terms of which shall be in the discretion of the Board. In addition, Mr. Samini will be granted, on the first, second and third anniversaries of December 21, 2023, RSUs with respect to 333,333 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to us through the applicable grant dates and vesting dates. The RSUs will become fully vested in the event of a change of control, or if Mr. Samini’s employment is terminated either without cause or by him for Good Reason (as defined in the Employment Term Sheet).

If we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason, Mr. Samini is entitled to (i) two times the amount of Mr. Samini’s base compensation and two times the amount of the target bonus amount in which termination occurs, payable in equal installments over 24 months, and (ii) subject to Mr. Samini’s election of COBRA continuation coverage, reimbursement for up to 24 months of subsidized COBRA benefits or if earlier, on the date on which Mr. Samini becomes covered under another group health plan. However, if we terminate Mr. Samini’s employment without cause, or Mr. Samini resigns for Good Reason during the period commencing 60 days prior to and ending 12 months following a change in control, the severance amount described immediately above shall be increased to three times (and paid in a lump sum payment), and the COBRA reimbursement will increase to 36 months.

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Equity and Cash Awards

On January 22, 2024, the Compensation Committee approved a cash award of $450,000 and, on January 3, 2025 Mobix Labs stockholders approved, a grant of 2,550,000 restricted stock awards to each of Messrs. Battaglia and Samini in consideration of their efforts in connection with the public listing of our shares on Nasdaq. Each of the foregoing restricted stock awards were made pursuant to a separate award agreement between us and the recipient.

The RSAs for Mr. Battaglia will vest as follows: (1)100,000 shares will vest on each of (i) July 15, 2025, (ii) October 15, 2025, (iii) January 15, 2026, and (iv) April 15, 2026; (2) 200,000 shares will vest on each of (i) July 15, 2026, (ii) October 15, 2026, (iii) January 15, 2027, and (iv) April 15, 2027; (3) 300,000 shares will vest on each of (i) July 15, 2027, (ii) October 15, 2027, and (iii) January 15, 2028; and (4) 450,000 shares will vest on July 15, 2028.

The RSAs for Mr. Samini will vest over a two-year period and can be accelerated if certain stock price thresholds are met.

Equity Compensation Plan Information

The following table provides information as of September 30, 2024, with respect to the shares of Class A Common Stock that may be issued under our compensation plans that existed prior to the Closing.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)		Weighted average exercise price of outstanding options, warrants and rights (b)		Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	3,204,100	(1)	$4.89	(2)	2,527,077	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	3,204,100		$4.89		2,527,077

(1)	Consists of Mobix Labs options and Mobix Labs RSUs granted under the Mobix Labs, Inc. 2022 Incentive Compensation Plan, the Mobix Labs, Inc. 2020 Key Employee Equity Incentive Plan and the Mobix Labs, Inc. 2020 Equity Incentive Plan (the “Prior Plans”).

(2)	Represents the weighted-average exercise price of outstanding Mobix Labs options.

(3)	Represents the number of securities remaining available for future issuance under the Prior Plans and the 2023 Equity Incentive Plan.

Director Compensation

Non-Employee Director Compensation Table for Fiscal Year 2024

In 2021, we entered into board of directors agreements with our non-employee directors, including James Peterson, David Aldrich, Kurt Busch, William Carpou and Frederick Goerner. Under these agreements, we agreed to issue to each director an option to purchase 20,000 shares of Class A Common Stock. The option is subject to a one-year vesting schedule, with 8,000 shares vesting immediately, and the remaining 12,000 shares vesting at the rate of 1,000 shares per month over the 12 consecutive months thereafter, subject to the holder’s continuous service through each vesting date. We also agreed to reimburse the director for any reasonable costs and expenses incurred in connection with the director’s services requested by us and performed by the director. Each agreement will automatically renew on the date of director’s reelection unless the Board determines not to renew the agreement, or until a director’s earlier resignation, removal or death.

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During the fiscal year ended September 30, 2024, our non-employee directors earned an annual cash retainer of $150,000.

In connection with the Closing, we amended the Board agreement with each of Mr. Peterson and Mr. Goerner. The amendment provides that the director will be granted, on the first, second and third anniversaries of December 21, 2023, RSUs with respect to 166,666 shares of Class A Common Stock, which will vest on the first anniversary of the applicable grant date, subject to his continuous service to Mobix Labs through the applicable grant dates and vesting dates. The RSUs will become fully vested in the event of a change of control, or if the director’s service is terminated either without cause or by him for Good Reason (as defined in the 2022 Plan).

On January 22, 2024, the Board approved non-employee director compensation that is designed to retain competent and experienced persons to serve as members of the Board. Non-employee directors will be entitled to receive an annual cash retainer, which will be payable quarterly and pro-rated for partial quarters, of $200,000 and reimbursement for expenses incurred for attending Board meetings. Non-employee Board members will also be entitled to receive awards under the 2023 Equity Incentive Plan annually and upon their initial appointment to the Board as follows:

●	Annual awards of 20,000 RSUs at the next Board meeting occurring after December 21, 2024; and

●	Upon initial election or appointment to the Board, a pro-rated amount of 20,000 RSUs for the partial year.

These RSUs will not be delivered until such time as determined by the Board.

In addition, the Board approved, and on January 3, 2025 the stockholders approved, the grant of RSUs to the following non-employee directors who were influential in the public listing of our shares on Nasdaq:

●	James Peterson 1,050,000 RSUs

●	Frederick Goerner 1,050,000 RSUs

●	David Aldrich 50,000 RSUs

●	Kurt Busch 50,000 RSUs

●	William Carpou 50,000 RSUs

Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

In response to Item 402(x)(1) of Regulation S-K, we do not grant new awards of stock options, stock appreciation rights, or similar option-like instruments within four business days before or one business day after the release of a Form 10-Q, 10-K, or 8-K that discloses material nonpublic information. Accordingly, we have no specific policy or practice on the timing of awards of such options in relation to the disclosure of material nonpublic information by us. In the event that we determine to grant new awards of such options, the Board will evaluate the appropriate steps to take in relation to the foregoing.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of shares of Class A Common Stock and Class B Common Stock by:

●	each person who is the beneficial owner of more than 5% of issued and outstanding shares of Class A Common Stock and Class B Common Stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. In computing the number of shares of Class A Common Stock and Class B Common Stock beneficially owned by a person and the percentage ownership, we deemed outstanding shares of Class A Common Stock and Class B Common Stock subject to options and warrants held by that person that are currently exercisable or exercisable within 60 days of the date of this Proxy Statement. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of Class A Common Stock and Class B Common Stock beneficially owned by them.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Mobix Labs, Inc., 1 Venture Plaza, Suite 220, Irvine, CA 92618.

The percentage ownership of Class A Common Stock and Class B Common Stock is based on 51,304,848 shares of Class A Common Stock and 2,004,901 shares of Class B Common Stock, respectively, outstanding as of May 6, 2025.

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Name and Address of Beneficial Owner	Number of Shares of New Mobix Labs Class A Common Stock(1)%		Number of Shares of New Mobix Labs Class B Common Stock	%	% of Total Voting Power
Directors and Executive Officers
Fabrizio Battaglia(2)	3,316,733	6.4%	125,000	6.2%	6.2%
Keyvan Samini(3)	3,316,733	6.4%	125,000	6.2%	6.2%
James Aralis(4)	59,493	*	—	—	*
James Peterson(5)	4,474,783	8.5%	1,449,275	72.3%	24.6%
David Aldrich(5)	169,628	*	—	—	*
Kurt Busch(5)	203,416	*	—	—	*
William Carpou(5)	223,369	*	—	—	*
Frederick Goerner(5)	1,675,976	3.2%	217,391	10.8%	5.1%
Michael Long	738,605	1.4%	—	—	1.0%
All Directors and Executive Officers as a Group (ten individuals)	15,156,287	27.8%	1,916,666	95.6%	45.4%
Five Percent and Greater Holders
Sage Hill Investors, LLC(6)	3,142,857	6.1%	—	—	4.4%
Armistice Capital, LLC(7)	4,742,497	8.5%	—	—	6.2%

* Less than one percent

(1)	The number of shares of Class A Common Stock beneficially owned by each person or entity includes any shares of Class B Common Stock (which is convertible for Class A Common Stock) beneficially owned by such person or entity.

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(2)	Includes 318,204 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The Battaglia Trust. Fabrizio Battaglia is Trustee of The Battaglia Trust and may be deemed to have voting and investment power over securities held thereby. Includes options to purchase 323,529 shares of Class A Common Stock exercisable within 60 days of May 6, 2025.

(3)	Includes (i) 171,146 shares of Class A Common Stock and 125,000 shares of Class B Common Stock held of record by The KSSF Trust, dated November 27, 2012 (the “KSSF Trust”), (2) 73,529 shares of Class A Common Stock held of record by The KSLI Trust, dated December 7, 2012 (the “KSLI Trust”), (iii) 73,529 shares of Class A Common Stock held of record by The SSLI Trust dated December 7, 2012 (“SSLI Trust”). Keyvan Samini is Trustee of The KSSF Trust and The SSLI Trust, and may be deemed to have voting and investment power over securities held thereby. Keyvan Samini’s spouse is the Trustee of The KSLI Trust and may be deemed to have voting and investment power over securities held thereby. Includes options to purchase 323,529 shares of Class A Common Stock exercisable within 60 days of May 6, 2025.

(4)	Includes options to purchase 36,850 shares of Class A Common Stock exercisable within 60 days of May 6, 2025.

(5)	Includes options to purchase 153,416 shares of Class A Common Stock exercisable within 60 days of May 6, 2025.

(6)	This amount is based on Amendment No. 2 to Schedule 13G filed with the SEC on May 14, 2025, by Sage Hill Investors, LLC. Sage Hill has sole voting power with respect to 3,142,857 shares and sole power to dispose of or direct the disposition of 1,642,857 shares. The business address of Sage Hill is 1426 Williams St., Suite 12, Chattanooga, TN 37408.

(7)	Includes (i) 3,715,637 shares of Class A Common Stock, and (ii) 1,026,860 shares of Class A Common Stock underlying the Pre-Funded Warrant. This amount does not include 4,876,860 shares of Class A Common Stock underlying the Common Warrants or 5,755,396 shares of Class A Common Stock underlying the Existing Warrants, as the exercise of these warrants is subject to stockholder approval under Proposal 1 and Proposal 2, respectively. The securities are directly held by Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Master Fund”), and may be deemed to be beneficially owned by: (i) Armistice Capital, LLC (“Armistice Capital”), as the investment manager of the Master Fund; and (ii) Steven Boyd, as the Managing Member of Armistice Capital. The Existing Warrants and Pre-Funded Warrant are subject to a beneficial ownership limitation of 4.99% and 9.99%, respectively, which restricts the holder from exercising that portion of the warrants that would result in the holder and its affiliates owning, after exercise, a number of shares of Class A Common Stock in excess of the beneficial ownership limitation. The Common Warrants are subject to beneficial ownership limitation such that a holder will not have the right to exercise any portion of the Common Warrant if the holder (together with its affiliates) would beneficially own in excess of 4.99% (or, at the election of the holder, 9.99%) after exercise, a number of shares of Class A Common Stock in excess of the beneficial ownership limitation. The address of Armistice Capital Master Fund Ltd. is c/o Armistice Capital, LLC, 510 Madison Avenue, 7th Floor, New York, NY 10022.

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OTHER MATTERS

In accordance with the Bylaws, the business transacted at the Special Meeting will be limited to the matters set forth in the Notice of Special Meeting of Stockholders and this Proxy Statement.

Stockholder Proposals

Proposals for Inclusion in the Proxy Statement.

The date by which stockholder proposals must be received by us for inclusion in proxy materials relating to the 2026 annual meeting of stockholders, or the “2026 Annual Meeting,” is September 24, 2025. Eligible stockholders who seek to submit a proposal for inclusion in our proxy statement must comply with all applicable Bylaws and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies.

Proposals not Included in the Proxy Statement and Nominations for Director.

Stockholder proposals not included in our proxy statement and stockholder nominations for director may be brought before an annual meeting of stockholders in accordance with the advance notice procedures described in our Bylaws. In general, notice must be received by the Secretary at the address below not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Pursuant to our Bylaws, we must receive notice of any stockholder proposal or nomination for election of director to be submitted for the 2026 Annual Meeting, but not required to be included in our proxy statement, no earlier than November 3, 2025 and no later than December 3, 2025. Stockholder proposals must be in proper written form and must meet the detailed disclosure requirements set forth in our Bylaws, including a description of the proposal, the name of the stockholder and beneficial owner, if any, and such parties’ stock holdings and derivative positions in our securities, if any.

Our Bylaws also require that stockholder proposals concerning nomination of directors provide additional disclosure, including information we deem appropriate to ascertain the nominee’s qualifications to serve on the Board, disclosure of compensation arrangements between the nominee, the nominating stockholder and the underlying beneficial owner, if any, and other information required to comply with the proxy rules and applicable law. The specific requirements of these advance notice provisions are set forth in Sections 1.13 of our Bylaws, a copy of which is available upon request. In addition, to be included on our universal proxy card in connection with the 2026 Annual Meeting, the notice must also include the information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3). All stockholder proposals and director nominations pursuant to the advance notice provision or proxy access provision in our Bylaws should be sent to Mobix Labs, Inc., Attn: Secretary, at 1 Venture Plaza, Suite 220, Irvine, California 92618.

Expenses of Solicitation

The Company will bear the expenses of calling and holding the Special Meeting and the solicitation of proxies with respect to the Special Meeting. These costs will include, among other items, the expense of preparing, assembling, printing, and mailing the proxy materials to stockholders of record and street name stockholders, and reimbursements paid to brokers, banks, and other nominees for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining voting instructions from street name stockholders. In addition to soliciting proxies by mail, our directors, officers, and certain employees, investors and their representatives may solicit proxies on behalf of the Company, without additional compensation, personally or by telephone.

Delivery of Documents to Stockholders Sharing an Address

The SEC has adopted rules that permit companies to deliver a single copy of proxy materials to multiple stockholders sharing an address unless a company has received contrary instructions from one or more of the stockholders at that address. Upon request, we will promptly deliver a separate copy of proxy materials to one or more stockholders at a shared address to which a single copy of proxy materials was delivered. Stockholders may request a separate copy of proxy materials by contacting our Secretary either by calling 1-949-808-8888 or by mailing a request to 1 Venture Plaza, Suite 220, Irvine, CA 92618. Stockholders at a shared address who receive multiple copies of proxy materials may request to receive a single copy of proxy materials in the future in the same manner as described above.

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197674 Mobix Labs, Inc. Proxy Card Rev1 Front

2025

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

MOBIX LABS, INC.

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 29, 2025.

INTERNET – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

Vote at the Meeting –
If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend the annual meeting, visit: **https://www.cstproxy.com/mobixlabs/sm2025**

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

Please mark your votes like this **X**

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3.

FOR ☐ AGAINST ☐ ABSTAIN ☐

Proposal No. 2 — Warrant Repricing Proposal
A proposal to approve, in accordance with Nasdaq Listing Rule 5635(d), the repricing of our outstanding Series A Warrants and Series B Warrants.

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

CONTROL NUMBER

Signature____________________ **Signature, if held jointly**____________________ **Date**__________**2025.**

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

197674 Mobix Labs, Inc. Proxy Card Rev1 Back

2025

To view the Proxy Statement and to attend the Special Meeting, please go to: https://www.cstproxy.com/mobixlabs/sm2025

YOUR VOTE IS IMPORTANT

▲ FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

MOBIX LABS, INC.

1 VENTURE PLAZA, SUITE 220
IRVINE, CALIFORNIA 92618

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated May 16, 2025, in connection with the special meeting of Stockholders (the "special meeting") to be held at 9:00 a.m. Pacific Time on May 30, 2025, virtually via live webcast, accessible at **https://www.cstproxy.com/mobixlabs/sm2025**, and hereby appoints Keyvan Samini and Philip Sansone, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all the shares of common stock of Mobix Labs, Inc. ("**Mobix**") registered in the name provided, which the undersigned is entitled to vote at the special meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the accompanying proxy statement.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF PROPOSALS 1, 2 AND 3 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF. THIS PROXY REVOKES ALL PRIOR PROXIES SIGNED BY YOU.

(Continued and to be marked, dated and signed on reverse side)